UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 18, 2010

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Carrizo Oil & Gas, Inc. (the “Company”) held its annual meeting of shareholders on Tuesday, May 18, 2010 at 9:00 a.m. central time in Houston, Texas.  The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as set forth below.

The following nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes
S.P. Johnson IV	28,410,108	1,143,335	2,642,318
Steven A. Webster	22,601,846	6,951,597	2,642,318
Thomas L. Carter, Jr.	24,214,399	5,339,044	2,642,318
F. Gardner Parker	16,998,734	12,554,709	2,642,318
Roger A. Ramsey	18,250,305	11,303,138	2,642,318
Frank A. Wojtek	28,510,830	1,042,613	2,642,318

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified:

For	Against	Abstain	Broker Non-Votes
32,102,358	62,234	31,169	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and
Chief Financial Officer

Date:  May 21, 2010